                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 1999
                                                         -----------------

                         FEDERAL REALTY INVESTMENT TRUST
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Maryland                         1-7533           52-0782497
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      (State or Other Jurisdiction        (Commission      (IRS Employer
            of Incorporation)             File Number)   Identification No.)


     1626 East Jefferson Street, Rockville, Maryland              20852-4041
     -----------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (301) 998-8100
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ----------------------------------------------------------------------
                          Exhibit Index is on page 1.
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Item 5. Other Events.
        -------------

        Attached as exhibits to this form are the documents listed at Item 7(c).

Item 7. Financial Statements and Exhibits.
        ----------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.


     Exhibit
     No.            Description
     ---            -----------

     1.1 Underwriting Agreement, dated as of November 23, 1999, by and among Federal Realty Investment Trust and the several Underwriters named therein, for whom Goldman, Sachs & Co., J.P. Morgan Securities Inc., First Union Securities, Inc., PNC Capital Markets, Inc. and Warburg Dillon Read LLC will act as representatives.

     4.1       Form of $175,000,000 8 3/4% Notes due December 1, 2009.

     5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the notes being issued.

     8.1       Opinion of Hogan & Hartson L.L.P regarding certain tax matters.

     23.1 Consent of Hogan & Hartson L.L.P. regarding the validity of the notes being issued (included in Exhibit 5.1).

     23.2 Consent of Hogan & Hartson L.L.P. regarding certain tax matters (included in Exhibit 8.1).

     99.1      Press release from Moody's Investors Service, dated November 15,
               1999.

     99.2      Press release from Standard & Poor's, dated November 16, 1999.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FEDERAL REALTY INVESTMENT TRUST
                                   -------------------------------
                                               (Registrant)

Date:  November 29, 1999            By:  /s/  Nancy J. Herman
                                         --------------------
                                         Nancy J. Herman
                                         Vice President, General Counsel and
                                         Secretary

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                                  EXHIBIT INDEX


     Exhibit                                                               Page
     No.       Description                                                 No.
     ---       -----------                                                 ---

     1.1 Underwriting Agreement, dated as of November 23, 1999, by and among Federal Realty Investment Trust and the several Underwriters named therein, for whom Goldman, Sachs & Co., J.P. Morgan Securities Inc., First Union Securities, Inc., PNC Capital Markets, Inc. and Warburg Dillon Read LLC will act as representatives.

     4.1       Form of $175,000,000 8 3/4% Notes due December 1, 2009.

     5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the notes being issued.

     8.1       Opinion of Hogan & Hartson L.L.P regarding certain tax matters.

     23.1 Consent of Hogan & Hartson L.L.P. regarding the validity of the notes being issued (included in Exhibit 5.1).

     23.2 Consent of Hogan & Hartson L.L.P. regarding certain tax matters (included in Exhibit 8.1).

     99.1      Press release from Moody's Investors Service, dated November 15,
               1999.

     99.2      Press release from Standard & Poor's, dated November 16, 1999.